THIRTEENTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT
This Thirteenth Amendment to Eighth Restated Credit Agreement (this “Thirteenth Amendment”) is effective as of October 29, 2013 (the “Thirteenth Amendment Effective Date”), by and among CHAPARRAL ENERGY, INC., a Delaware corporation (“Parent”), Borrowers, JPMORGAN CHASE BANK, N.A., a national banking association, as Administrative Agent (“Administrative Agent”), and each of the Lenders party hereto.
W I T N E S S E T H:
WHEREAS, Parent, Borrowers, Administrative Agent, the other Agents party thereto and Lenders are parties to that certain Eighth Restated Credit Agreement dated as of April 12, 2010 (as amended prior to the date hereof, the “Credit Agreement”) (unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement, as amended by this Thirteenth Amendment); and
WHEREAS, pursuant to the Credit Agreement, the Lenders have made revolving credit loans to Borrowers; and
WHEREAS, Parent and Borrowers have advised Administrative Agent and the Lenders that Chaparral Energy, L.L.C., as buyer (“Chaparral”), has entered into that certain Asset Purchase Agreement dated as of October 11, 2013 (the “Cabot Acquisition Agreement”) with Cabot Oil & Gas Corporation, as seller, pursuant to which Chaparral will acquire, directly or indirectly, the Oil and Gas Properties listed on Exhibit A-2 of the Cabot Acquisition Agreement (collectively, the “Cabot Assets”), as more particularly described in the Cabot Acquisition Agreement; and
WHEREAS, the parties hereto desire to enter into this Thirteenth Amendment to (i) amend certain terms of the Credit Agreement as more specifically set forth herein, (ii) establish a Borrowing Base of $550,000,000, to be effective on the Thirteenth Amendment Effective Date and (iii) provide for the automatic increase of the Borrowing Base to an amount equal to the sum of (a) the Borrowing Base in effect immediately prior to the effectiveness of the increase in the Borrowing Base provided for in Section 3 hereof upon the consummation of Chaparral’s acquisition of the Cabot Assets, pursuant to the Cabot Acquisition Agreement (the “Cabot Acquisition”) plus (b) $50,000,000, which increase is to be effective contemporaneously with but immediately prior to the consummation of the Cabot Acquisition on the Cabot Acquisition Closing Date (as defined below).
NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Parent, Borrowers, Administrative Agent and Lenders hereby agree as follows:
Section 1.Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Thirteenth Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Credit Agreement is hereby amended effective as of the Thirteenth Amendment Effective Date in the manner provided in this Section 1.

1

1.1    Amended and Restated Definitions. The definitions of “Loan Documents” and “Permitted 2012 Bond Debt” contained in Section 1.02 of the Credit Agreement shall be amended to read in full as follows:
“Loan Documents” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment, the Ninth Amendment, the Tenth Amendment, the Eleventh Amendment, the Twelfth Amendment, the Thirteenth Amendment, the Notes, the Letter of Credit Agreements, the Letters of Credit, the Certificate of Effectiveness, and the Security Instruments.
“Permitted 2012 Bond Debt” means Debt of Parent resulting from the issuance by Parent of senior unsecured notes in an aggregate outstanding principal amount of $550,000,000, and which Debt (a) has a coupon or interest rate of seven and five-eighths percent (7.625%) per annum, (b) matures on November 15, 2022, (c) is not secured by any Properties of the Credit Parties, (d) does not provide for or otherwise require any amortization prior to scheduled maturity, and (e) is evidenced and governed by the 2012 Indenture and related documentation containing customary terms and conditions, including, without limitation, covenants and events of default, for senior unsecured notes or senior subordinated notes of like tenor and amount.
1.2    Additional Definitions. Section 1.02 of the Credit Agreement shall be amended to add the following definitions to such Section in appropriate alphabetical order:
“Acquisition” means, the acquisition by any Credit Party, whether by purchase, merger (and, in the case of a merger with any such Credit Party, with such Credit Party being the surviving Person) or otherwise, of all or substantially all of the Equity Interests of, or all or substantially all of the business, property or fixed assets of or business line or unit or a division of, any other Person, or the acquisition by any Credit Party of property or assets.
“Acquisition Properties” has the meaning set forth in Section 9.18(a)(iii).
“Acquisition Properties Reserve Report” means a report, in form and substance reasonably satisfactory to Administrative Agent, setting forth, as of a recent date acceptable to Administrative Agent, the oil and gas reserves attributable to the proved Oil and Gas Properties constituting Acquisition Properties relating to a certain Acquisition, together with a projection of the rate of production and future net income, taxes, operating expenses and capital expenditures with respect to such Acquisition Properties as of such date.
“Mortgaged Properties” has the meaning set forth in Section 8.12(c)(vi).
“Thirteenth Amendment” means that certain Thirteenth Amendment to Eighth Restated Credit Agreement dated effective as of October 29, 2013, among Parent, Borrowers, Administrative Agent and the Lenders party thereto.

1.3    Amendment to Section 8.12(c) of the Credit Agreement. Clause (vi) of Section 8.12(c) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:
(vi) attached thereto is a schedule of the proved Oil and Gas Properties evaluated by such Reserve Report that are subject to Liens to secure payment of the Indebtedness (such Oil and Gas Properties being referred to herein as the “Mortgaged Properties”), which schedule demonstrates the percentage of the Recognized Value of the proved Oil and Gas Properties evaluated by such Reserve Report that the value of such Mortgaged Properties represent.
1.4    Amendment to Debt Covenant
(a)    Section 9.02(g) of the Credit Agreement shall be amended by deleting the reference to “May 2, 2012” contained therein and inserting in lieu thereof a reference to “November 15, 2012”.
(b)    Section 9.02(h) of the Credit Agreement shall be amended by deleting the reference to “$150,000,000” contained therein and inserting in lieu thereof a reference to “$300,000,000”.
(c)    Section 9.02(n) of the Credit Agreement shall be amended by deleting the reference to “$40,000,000” contained therein and inserting in lieu thereof a reference to “$50,000,000”.
1.5    Amendments to Section 9.18 of the Credit Agreement.
(a)    Section 9.18(a)(ii) of the Credit Agreement shall be amended by deleting the “.” at the end of Section 9.18(a)(ii) and inserting in lieu thereof “; and”.
(b)    A new Section 9.18(a)(iii) is hereby added to the Credit Agreement immediately following Section 9.18(a)(ii) thereof, which Section 9.18(a)(iii) shall read in full as follows:
(iii)    notwithstanding the limitations set forth in clause (i) of this Section 9.18(a), in contemplation of an Acquisition consisting directly or indirectly of Oil and Gas Properties (such properties being referred to herein as the “Acquisition Properties”), the Credit Parties may enter into Swap Agreements in respect of commodities (A) with an Approved Counterparty, (B) which shall not, in any case, have a tenor of greater than three years and (C) the notional volumes for which (when aggregated with all other Swap Agreements then in effect on notional volumes relating to the Acquisition Properties and entered into in reliance on this clause (iii)) do not exceed, as of the date such Swap Agreement is executed, eighty percent (80%) of the reasonably anticipated projected production from Proved Developed Producing Reserves of the Acquisition Properties for each of oil and gas, calculated separately, for each month during the period during which such Swap Agreement is in effect, as set forth in the applicable Acquisition Properties Reserve Report delivered to Administrative Agent; provided, that (w) at the time of entering into such Swap Agreement, and immediately after giving effect thereto, the aggregate amount of Commitments hereunder shall exceed the Credit Exposure by at least fifteen percent (15%) of the aggregate amount of Commitments; (x) such Swap Agreement is entered into after the execution of a definitive agreement with respect to such proposed Acquisition, but in any event no earlier than ninety (90) days prior to the proposed closing date of such Acquisition; (y) in the event such agreement is terminated or such Acquisition is otherwise not consummated within 90 days after such Swap Agreement is entered into, then within fifteen (15) days after such termination or the end of such 90 day period, as applicable, such Credit Party shall novate, unwind or otherwise dispose of such Swap Agreement to the extent necessary to be in compliance with the limitations set forth in clause (i) of this Section 9.18(a); and (z) the notional volumes of such Swap Agreement (when aggregated with all other commodity Swap Agreements then in effect other than basis differential swaps on volumes already hedged pursuant to other Swap Agreements), does not exceed, as of the date such Swap Agreement is executed, the applicable percentage set forth in the table below of the reasonably anticipated projected production from Proved Reserves of oil and gas (but not natural gas liquids) of the Credit Parties for up to 36 months following such date of execution for Oil and Gas Properties of the Credit Parties (for purposes of clarity, expressly excluding the oil and gas reserves constituting Acquisition Properties) as set forth in the most recent Reserve Report delivered to Administrative Agent hereunder (as such report may be supplemented from time to time by the Credit Parties delivering to Administrative Agent updated well projections and other information reflecting the drilling activity, acquisitions, dispositions and other results of operations completed since the effective date of such Reserve Report) for each of oil and gas, calculated separately, for each month during the period during which such Swap Agreement is in effect:

Period (relative to execution date of relevant Swap Agreement)	Percentage Limitation
	Oil	Gas
Months 1-12	120% TP	120% TP
Months 13-24	110% TP	110% TP
Months 25-36	80% TP	80% TP

(c)    Section 9.18(c) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:
(c)    terminate any Swap Agreement in respect of commodities (including, as applicable, any trade confirmations made pursuant thereto), now existing or hereafter arising, without the prior written consent of the Required Lenders except to the extent such terminations are permitted by Section 9.12 or required by Section 9.18(a)(iii).
1.6    Amendment to Section 12.01(a)(i) of the Credit Agreement. Clause (i) of Section 12.01(a) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:
(i)    if to Parent or the Borrowers (or Borrower Representative), to them or it, c/o Chaparral Energy, L.L.C., 701 Cedar Lake Blvd., Oklahoma City, Oklahoma 73114, Attention: Mark A. Fischer (Telecopy No. (405) 425-8410); with a copy to Chaparral Energy, L.L.C., 701 Cedar Lake Blvd., Oklahoma City, Oklahoma 73114, Attention: David J. Ketelsleger (Telecopy No. (405) 425-8872);
SECTION 2.    Borrowing Base Increase.    Pursuant to Section 2.07 of the Credit Agreement, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Borrowing Base shall be increased from $500,000,000 and redetermined to be $550,000,000 effective as of the Thirteenth Amendment Effective Date, and shall remain at $550,000,000 until the next Scheduled Redetermination, Interim Redetermination or other redetermination of the Borrowing Base thereafter, whichever occurs first pursuant to the Credit Agreement as amended hereby, subject, however, to any increase which may occur in accordance with Section 3, below. Borrower Representative (on behalf of each Borrower), Parent and Lenders agree that the redetermination of the Borrowing Base provided for in this Section 2 shall be considered and deemed to be the November 1, 2013 Scheduled Redetermination.
SECTION 3.    Borrowing Base Increase Upon Consummation of the Cabot Acquisition. In reliance on the representations, warranties, covenants and agreements contained in this Thirteenth Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 5 hereof, Parent, Borrowers, Administrative Agent, and Lenders hereby agree that the Borrowing Base shall be redetermined and automatically increased to an amount equal to the sum of (x) the Borrowing Base in effect immediately prior to giving effect to the increase in the Borrowing Base provided for in this Section 3 plus (y) $50,000,000, which increase is to be effective contemporaneously with but immediately prior to the consummation of the Cabot Acquisition on the Cabot Acquisition Closing Date (as defined below). The Borrowing Base shall remain at such level until the next Scheduled Redetermination, the next Interim Redetermination or other adjustment to the Borrowing Base thereafter, whichever occurs first pursuant to the Credit Agreement as amended hereby.
SECTION 4.    Conditions Precedent to this Thirteenth Amendment. The effectiveness of (i) the amendments to the Credit Agreement contained in Section 1 hereof, and (ii) the increase of the Borrowing Base contained in Section 2 hereof, is subject to the satisfaction of each of the following conditions precedent:
4.1    No Default or Borrowing Base Deficiency. No Default or Event of Default shall have occurred which is continuing and the total Credit Exposures of all Lenders shall not exceed the Borrowing Base.
4.2    Upfront Fees. Administrative Agent shall have received, for the account of the Lenders, upfront fees equal to 40 basis points (0.40%) on the amount by which each Lender’s allocated commitment to the Borrowing Base (after giving effect to the redetermination of the Borrowing Base as set forth in Section 2 hereof) exceeds such Lender’s allocated commitment to the Borrowing Base that was in effect immediately prior to the establishment of such redetermined Borrowing Base.
4.3    Other Documents. Administrative Agent shall have been provided with such other documents, instruments and agreements, and Parent and Borrowers shall have taken such actions, as Administrative Agent or counsel to Administrative Agent may reasonably require in connection with this Thirteenth Amendment and the transactions contemplated hereby.
SECTION 5.    Conditions to Borrowing Base Increase upon Consummation of the Cabot Acquisition. The increase of the Borrowing Base provided for in Section 3 hereof is subject to the satisfaction of each of the following conditions precedent:
5.1    Thirteenth Amendment Conditions. Each of the conditions set forth in Section 4 hereof shall have been satisfied.
5.2    Cabot Acquisition Closing Date. The closing date of the Cabot Acquisition (the “Cabot Acquisition Closing Date”) occurs on or prior to January 31, 2014.
5.3    Deliverables. Administrative Agent shall have received (a) a certificate of a Responsible Officer of Chaparral certifying: (i) that Chaparral is concurrently consummating the Cabot Acquisition and directly or indirectly acquiring the Cabot Assets in accordance with all Governmental Requirements and the terms of the Cabot Acquisition Agreement (together with all agreements, instruments, bills of sale, assignments, and documents executed in connection therewith, the “Cabot Acquisition Documents”), with all of the material conditions precedent thereto having been satisfied in all material respects by the parties thereto and with no provision of such

Cabot Acquisition Documents having been waived, amended, supplemented or otherwise modified in any material respect without the approval of Administrative Agent (such approval not to be unreasonably withheld, conditioned or delayed; provided, that, for the avoidance of doubt, it shall be reasonable for Administrative Agent to withhold its consent to any such waiver or amendment that removes any Oil and Gas Properties (other than a waiver or amendment which removes up to $2,500,000 of Oil and Gas Properties (as determined by Administrative Agent) from the Cabot Assets)); and (ii) as to the final purchase price for the Cabot Acquisition after giving effect to all adjustments as of the Cabot Acquisition Closing Date and specifying, by category, the amount of such adjustments; (b) original counterparts or copies, certified as true and complete by a Responsible Officer of Chaparral, of each of the Cabot Acquisition Documents not previously delivered and certified to Administrative Agent, which Cabot Acquisition Documents shall have terms and conditions reasonably satisfactory to Administrative Agent; and (c) such other related documents and information as Administrative Agent shall have reasonably requested.
5.4    No Default or Borrowing Base Deficiency. No Default or Event of Default shall have occurred which is continuing and the total Credit Exposures of all Lenders shall not exceed the Borrowing Base.
5.5    Title Information; Mortgaged Properties. After giving effect to the Cabot Acquisition and any additional title information and Security Instruments delivered by any Credit Party to Administrative Agent in connection therewith, (A) Administrative Agent shall have received title information satisfactory to it on at least 80% of the total Recognized Value of the proved Oil and Gas Properties evaluated in the most recent Reserve Report (as supplemented by any applicable Reserve Reports relating to the Cabot Assets) and (B) the Mortgaged Properties shall represent at least 80% of the total Recognized Value of the proved Oil and Gas Properties evaluated in the most recent Reserve Report (as supplemented by any applicable Reserve Reports relating to the Cabot Assets).
5.6     Fees. Administrative Agent shall have received, for the account of the Lenders, upfront fees equal to 40 basis points (0.40%) on the amount by which each Lender’s allocated commitment to the Borrowing Base (after giving effect to the redetermination of the Borrowing Base set forth in Section 3 hereof) exceeds such Lender’s allocated commitment to the Borrowing Base that was in effect immediately prior to the establishment of such redetermined Borrowing Base.
5.7    Environmental Review. Administrative Agent shall be satisfied with the environmental condition of the Cabot Assets.
5.8    Payoff and Release. Administrative Agent shall have received evidence reasonably satisfactory to Administrative Agent that, concurrently with the funding of any Loans on the Cabot Acquisition Closing Date and application of the proceeds thereof, all Liens encumbering the Cabot Assets will be released (other than the Liens securing the Indebtedness and created pursuant to the Security Instruments and Excepted Liens identified in clauses (a) to (d) and (f) of the definition thereof, subject to the provisos at the end of such definition).

5.9    Other Documents. Administrative Agent shall have been provided with such other documents, instruments and agreements, and Parent and Borrowers shall have taken such actions, as Administrative Agent or counsel to Administrative Agent may reasonably require, including legal opinions from local counsel in jurisdictions where any Mortgaged Properties are located.
SECTION 6.    Representations and Warranties of Borrowers. To induce the Lenders and Administrative Agent to enter into this Thirteenth Amendment, Parent and Borrowers hereby jointly and severally represent and warrant to the Lenders and Administrative Agent as follows:
6.1    Reaffirm Existing Representations and Warranties. Each representation and warranty of each Credit Party contained in the Credit Agreement and the other Loan Documents is true and correct on the date hereof and will be true and correct after giving effect to the amendments set forth in Section 1 hereof, except to the extent such representations and warranties are expressly limited to an earlier date, in which case such representations and warranties shall be true and correct as of such specified earlier date.
6.2    Due Authorization; No Conflict. The execution, delivery and performance by Parent and Borrowers of this Thirteenth Amendment are within Parent’s and Borrowers’ corporate and limited liability company powers (as applicable), have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of applicable law or any material agreement binding upon Parent, any Borrower or any other Credit Party or result in the creation or imposition of any Lien upon any of the assets of Parent, any Borrower or any other Credit Party except Excepted Liens.
6.3    Validity and Enforceability. This Thirteenth Amendment constitutes the valid and binding obligation of Parent and Borrowers enforceable in accordance with its terms, except as (%3) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (%3) the availability of equitable remedies may be limited by equitable principles of general application.
6.4    No Default, Event of Default or Borrowing Base Deficiency. No Default or Event of Default has occurred which is continuing and the total Credit Exposures of all Lenders do not exceed the Borrowing Base.
SECTION 7.    Miscellaneous.
7.1    Reaffirmation of Loan Documents; Extension of Liens. Any and all of the terms and provisions of the Credit Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect. The amendments contemplated hereby shall not limit or impair any Liens securing the Indebtedness, each of which are hereby ratified, affirmed and extended to secure the Indebtedness after giving effect to this Thirteenth Amendment.
7.2    Parties in Interest. All of the terms and provisions of this Thirteenth Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

7.3    Legal Expenses. Parent and Borrowers hereby jointly and severally agree to pay on demand all reasonable fees and expenses of counsel to Administrative Agent incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Thirteenth Amendment and all related documents.
7.4    Counterparts. This Thirteenth Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this Thirteenth Amendment until Parent, Borrowers and each Lender has executed a counterpart. Facsimiles or other electronic transmission (e.g. .pdf) shall be effective as originals.
7.5    Complete Agreement. THIS THIRTEENTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.
7.6    Headings. The headings, captions and arrangements used in this Thirteenth Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Thirteenth Amendment, nor affect the meaning thereof.
7.7    Effectiveness. This Thirteenth Amendment shall be effective automatically and without necessity of any further action by Parent, Borrowers, Administrative Agent or Lenders when counterparts hereof have been executed by Parent, Borrowers, Administrative Agent and each Lender, and all conditions to the effectiveness hereof set forth herein have been satisfied.
7.8    Governing Law. This Thirteenth Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
IN WITNESS WHEREOF, the parties hereto have caused this Thirteenth Amendment to be duly executed by their respective Responsible Officers on the date and year first above written.
[Signature pages to follow]

PARENT:	CHAPARRAL ENERGY, INC., a Delaware corporation

By:	/s/ Mark A. Fischer Mark A. Fischer, Chief Executive Officer and President

BORROWERS:
CHAPARRAL ENERGY, L.L.C.
CHAPARRAL RESOURCES, L.L.C.
CHAPARRAL CO2, L.L.C.
CEI ACQUISITION, L.L.C.
CEI PIPELINE, L.L.C.
CHAPARRAL REAL ESTATE, L.L.C.
CHAPARRAL EXPLORATION, L.L.C.
ROADRUNNER DRILLING, L.L.C.

By:	/s/ Mark A. Fischer Mark A. Fischer, Manager

GREEN COUNTRY SUPPLY, INC.

By:	/s/ Mark A. Fischer Mark A. Fischer, Chief Executive Officer and President

SIGNATURE PAGE
THIRTEENTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT
CHAPARRAL ENERGY, INC.

ADMINISTRATIVE AGENT/LENDER:	JPMORGAN CHASE BANK, N.A., as Administrative Agent and a Lender

By:	/s/ Scott C. Pittman Scott C. Pittman, Authorized Officer

SIGNATURE PAGE
THIRTEENTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT
CHAPARRAL ENERGY, INC.

LENDER:	CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender
By:     /s/ Michael Higgins

Name:    Michael Higgins
Title:    Vice President

SIGNATURE PAGE
THIRTEENTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT
CHAPARRAL ENERGY, INC.

LENDER:	ROYAL BANK OF CANADA, as a Lender
By:     /s/ Mark Lumpkin, Jr.

Name:    Mark Lumpkin, Jr.
Title:    Authorized Signatory

SIGNATURE PAGE
THIRTEENTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT
CHAPARRAL ENERGY, INC.

LENDER:	UBS LOAN FINANCE LLC, as a Lender
By:     /s/ Lana Gifas

Name:    Lana Gifas
Title:    Director

By:     /s/ Jennifer Anderson

Name:    Jennifer Anderson
Title:    Associate Director

SIGNATURE PAGE
THIRTEENTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT
CHAPARRAL ENERGY, INC.

LENDER:	CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender
By:     /s/ Sharada Manne

Name:    Sharada Manne
Title:    Managing Director

By:     /s/ Michael D. Willis

Name:    Michael D. Willis
Title:    Managing Director

SIGNATURE PAGE
THIRTEENTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT
CHAPARRAL ENERGY, INC.

LENDER:	SOCIÉTÉ GÉNÉRALE, as a Lender
By:     /s/ David M. Bornstein

Name:    David M. Bornstein
Title:    Director

SIGNATURE PAGE
THIRTEENTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT
CHAPARRAL ENERGY, INC.

LENDER:	WELLS FARGO BANK, N.A., as a Lender
By:     /s/ Muhammad A. Dhamani

Name:    Muhammad A. Dhamani
Title:    Vice President

SIGNATURE PAGE
THIRTEENTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT
CHAPARRAL ENERGY, INC.

LENDER:	THE BANK OF NOVA SCOTIA, as a Lender
By:     /s/ Terry Donovan

Name:    Terry Donovan
Title:    Managing Director

SIGNATURE PAGE
THIRTEENTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT
CHAPARRAL ENERGY, INC.

LENDER:	COMERICA BANK, as a Lender
By:     /s/ Katya Evseev

Name:    Katya Evseev
Title:    Assistant Vice President

SIGNATURE PAGE
THIRTEENTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT
CHAPARRAL ENERGY, INC.

LENDER:	NATIXIS, NEW YORK BRANCH, as a Lender
By:     /s/ Louis P. Laville, III

Name:    Louis P. Laville, III
Title:    Managing Director

By:     /s/ Stuart Murray

Name:    Stuart Murray
Title:    Managing Director

SIGNATURE PAGE
THIRTEENTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT
CHAPARRAL ENERGY, INC.

LENDER:	AMEGY BANK NATIONAL ASSOCIATION, as a Lender
By:     /s/ Larry Sears

Name:    Larry Sears
Title:    Senior Vice President

SIGNATURE PAGE
THIRTEENTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT
CHAPARRAL ENERGY, INC.

LENDER:	COMPASS BANK, as a Lender
By:     /s/ Ian Payne

Name:    Ian Payne
Title:    Vice President

SIGNATURE PAGE
THIRTEENTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT
CHAPARRAL ENERGY, INC.

LENDER:	CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Lender
By:     /s/ Vipul Dhadda

Name:    Vipul Dhadda
Title:    Authorized Signatory

By:     /s/ Michael Spaight

Name:    Michael Spaight
Title:    Authorized Signatory

SIGNATURE PAGE
THIRTEENTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT
CHAPARRAL ENERGY, INC.

LENDER:	KEYBANK NATIONAL ASSOCIATION, as a Lender
By:     /s/ Paul J. Pace

Name:    Paul J. Pace
Title:    Senior Vice President

SIGNATURE PAGE
THIRTEENTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT
CHAPARRAL ENERGY, INC.

LENDER:	UNION BANK, N.A., as a Lender
By:     /s/ Rachel Bowman

Name:    Rachel Bowman
Title:    Vice President

SIGNATURE PAGE
THIRTEENTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT
CHAPARRAL ENERGY, INC.

LENDER:	U.S. BANK NATIONAL ASSOCIATION, as a Lender
By:     /s/ Nicholas T. Hanford

Name:    Nicholas T. Hanford
Title:    Vice President

SIGNATURE PAGE
THIRTEENTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT
CHAPARRAL ENERGY, INC.

LENDER:	GOLDMAN SACHS BANK USA, as a Lender
By:     /s/ Mark Walton

Name:    Mark Walton
Title:    Authorized Signatory

SIGNATURE PAGE
THIRTEENTH AMENDMENT TO EIGHTH RESTATED CREDIT AGREEMENT
CHAPARRAL ENERGY, INC.